SOUTHERN INDIANA GAS AND ELECTRIC COMPANY
                (PROXY - Solicited on Behalf of the Management)

The undersigned hereby appoints R.G. REHERMAN, or in the event of his absence, A.E. GOEBEL, his attorney and proxy, in the order herein named, each with power of substitution, to vote at the annual meeting of stockholders of SOUTHERN INDIANA GAS AND ELECTRIC COMPANY to be held at Evansville, Indiana on March 28, 1995 or any adjournment thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, as follows:

          (Management recommends a vote "FOR" each of the items below)

(1) ELECTION OF DIRECTORS (three-year term):

      FOR all nominees listed below or any /_/        WITHHOLD AUTHORITY to /_/
      substitute therefor if unable to serve          vote for all nominees
      (except as written to the contrary              listed below
      below)

      Nominees - Donald A. Rausch, Richard W. Shymanski, and Norman P. Wagner
      INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominees name below:

      -------------------------------------------------------------------------

(2) APPROVE CORPORATE REORGANIZATION AND
    FORMATION OF HOLDING COMPANY AS DESCRIBED
    IN PROXY STATEMENT.                      FOR /_/   AGAINST /_/   ABSTAIN /_/

(3) RATIFICATION OF APPOINTMENT OF AUDITORS: FOR /_/   AGAINST /_/   ABSTAIN /_/

all as more fully set forth in the proxy statement received by the undersigned and on all other matters that may legally come before the meeting.

                 (Continued, and to be signed, on reverse side)




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The signature should correspond with the name as it appears hereon. Where stock is registered in the names of two or more persons, all should sign. Persons signing as executors, administrators, trustees, etc., should so indicate. A proxy executed by a corporation should be signed in its name by an executive officer.

IF NOT OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF CORPORATE REORGANIZATION AND FORMATION OF HOLDING COMPANY, AND FOR THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

Please sign here exactly|> ___________________________ Dated: ___________, 1995
as name appears below      ___________________________

                                                /_/ I PLAN TO ATTEND THE MEETING

                                                                   Proxy For
                                                                Annual Meeting
                                                                of Stockholders
                                                                  To Be Held
                                                                March 28, 1995

The management requests that you sign, date, and return this proxy in the enclosed envelope which requires no postage. If you attend the meeting and so request, the proxy will not be voted.

"':111111111'"  ':1111111111"'        "'1111111111'"

                         (Continued from reverse side)